UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2025

Sixth Street Specialty Lending, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-36364	27-3380000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 McKinney Avenue, Suite 1500 Dallas, TX	75201
(Address of Principal Executive Offices)	(zip code)
Registrant’s telephone number, including area code: (469)
621-3001

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TSLX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement
On February 25, 2025, Sixth Street Specialty Lending, Inc. (the “Company”) and U.S. Bank Trust Company, National Association (the “Trustee”), entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, dated as of February 25, 2025, between the Company and the Trustee (the “Base Indenture”; and together with the Second Supplemental Indenture, the “Indenture”), relating to the Company’s issuance, offer and sale of $300,000,000 aggregate principal amount of its 5.625% notes due 2030 (the “Notes”).
The Notes will mature on August 15, 2030 and may be redeemed in whole or in part at the Company’s option at any time at the redemption prices set forth in the Second Supplemental Indenture. The Notes bear interest at a rate of 5.625% per year payable semiannually on February 15 and August 15 of each year, commencing on August 15, 2025. The Notes are direct unsecured obligations of the Company.
The Company expects to use the net proceeds of this offering to pay down debt under its revolving credit facility. The Indenture contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, or any successor provisions, but giving effect, in either case, to any exemptive relief granted to the Company by the SEC, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, upon the occurrence of a change of control repurchase event (which involves the occurrence of both a change of control and a below investment grade rating of the Notes by Fitch Ratings, Inc., Moody’s Investor Service and S&P Global Ratings), the Company will be required to make an offer to purchase the Notes at a price equal to 100% of the principal amount plus accrued and unpaid interest to the date of purchase.
The Notes were offered and sold pursuant to the Registration Statement on Form
N-2
(File
No. 333-276252),
the preliminary prospectus supplement filed with the Securities and Exchange Commission on February 18, 2025 and the pricing term sheet filed with the Securities and Exchange Commission on February 18, 2025. The transaction closed on February 25, 2025.
The foregoing descriptions of the Base Indenture, Second Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, Second Supplemental Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.
Item 2.03 - Creation of a Direct Financial Obligation or an Obligation Under an
Off-Balance
Sheet Arrangement of a Registrant
The information set forth under Item 1.01 of this Form
8-K
is incorporated herein by reference.
Item 8.01 - Financial Statements and Exhibits
On February 18, 2025, the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Sixth Street Specialty Lending Advisers, LLC, (the “Adviser”) and BofA Securities, Inc., as representative of the several underwriters named in Schedule 1 thereto (the “Underwriters”), in connection with the issuance and sale of $300,000,000 aggregate principal amount of the Company’s 5.625% Notes due 2030 (the “Offering”).

The Offering was made pursuant to the Company’s effective shelf registration statement on Form
N-2
(Registration
No. 333-276252)
previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated February 18, 2025, and a final prospectus supplement dated February 18, 2025.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement dated February 18, 2025 by and among Sixth Street Specialty Lending, Inc., Sixth Street Specialty Lending Advisers, LLC and BofA Securities, Inc. as representative of the several underwriters named therein.

4.1	Indenture, dated as of January 16, 2024, between Sixth Street Specialty Lending, Inc. and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K, filed on January 16, 2024).

4.2	Second Supplemental Indenture, dated as of February 25, 2025, between Sixth Street Specialty Lending, Inc. and U.S. Bank Trust Company, National Association, as Trustee.

4.3	Form of 5.625% Note Due 2030 (included as part of Exhibit 4.2).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIXTH STREET SPECIALTY LENDING, INC.
(Registrant)

Date: February 25, 2025	By:	/s/ Ian Simmonds
Ian Simmonds
Chief Financial Officer